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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.   20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  November 15, 2001



                           APOGENT TECHNOLOGIES INC.
            (Exact name of registrant as specified in its charter)


         Wisconsin                       1-11091                22-2849508
(State or other jurisdiction     (Commission File Number)     (IRS Employer
     of incorporation)                                      Identification No.)


          48 Congress Street
       Portsmouth, New Hampshire                                    03801
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  603.433.6131


                            _______________________
         (Former name or former address, if changed since last report.)

_______________

* This report updates and supersedes the description of the Registrant's Common Stock, par value $0.01 per share, contained in the Registrant's Current Report on Form 8-K dated July 13, 1998, which updated and superseded the description contained in the Registrant's Registration Statement on Form 8-B dated January 13, 1994. It also includes a general description of the Registrant's associated preferred stock purchase rights, which are registered pursuant to the Registrant's (then named Sybron International Corporation) Registration Statement on Form 8-A dated December 11, 2000 but does not supersede the description in the Form 8-A.
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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

Updated Description of Capital Stock:

     The following "Description of Capital Stock" is filed for the purpose of updating and superseding the description of the capital stock of Apogent Technologies Inc. (formerly "Sybron International Corporation") contained in its Current Report on Form 8-K dated July 13, 1998. It also includes a general description of Apogent's associated preferred stock purchase rights, which are registered pursuant to the Sybron International Corporation Registration Statement on Form 8-A dated December 11, 2000.


                         DESCRIPTION OF CAPITAL STOCK

     This summary highlights selected information about our capital stock and the associated rights, and may not contain all of the information that is important to you. Under our articles of incorporation we are currently authorized to issue up to 250,000,000 shares of a single class of common stock, par value one cent ($0.01) per share, and 20,000,000 shares of preferred stock, par value one cent ($0.01) per share. As of November 14, 2001, we had 106,127,546 shares of common stock outstanding. At that date, no shares of preferred stock were outstanding, but 2,500,000 shares of Series A Preferred Stock were reserved for issuance upon exercise of the rights issued pursuant to our shareholder rights agreement discussed below. We encourage you to read our articles of incorporation, our bylaws, and our shareholder rights agreement that creates the rights to acquire shares of our preferred stock upon the occurrence of certain events because they, and not this summary, define the rights of holders of common stock and the associated rights. We have filed our articles of incorporation, our bylaws and the rights agreement with the SEC and they are incorporated by reference as exhibits to this report.

PREFERRED STOCK

     Under our articles of incorporation, preferred stock may be issued from time to time in one or more series and may have such voting powers, redemption rights, dividend rights, rights upon dissolution or distribution of assets, conversion or exchange rights, designations, preferences and relative participating, optional or other special rights, if any, and such qualifications, limitations and restrictions thereof, as shall be provided by resolution of the board of directors.

COMMON STOCK

     Voting Rights. Subject to the rights granted to any class or series of preferred stock, each holder of common stock is entitled to one vote for each share held on all matters to be voted upon by the shareholders. Holders of shares of common stock are not entitled to cumulate their votes in the election of directors. Directors are elected by a plurality of the votes cast. Generally, unless a different vote is required by the articles of incorporation, the bylaws or Wisconsin law, all matters to be voted on by shareholders must be approved by a majority of the votes cast on the matter at a

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meeting at which a quorum is present, subject to any voting rights granted to holders of then-outstanding preferred stock. Except as otherwise provided by law, and subject to any voting rights granted to holders of any outstanding preferred stock, amendments to the portions of our articles of incorporation relating to the powers, number and term of directors (including provisions for their election and removal), provisions regarding the adoption, amendment or repeal of the bylaws and provisions regarding special shareholders meetings and voting requirements to change those portions of our articles of incorporation require the affirmative vote of the holders of at least two-thirds of the votes entitled to be cast on the matter at any annual or special meeting of the shareholders. Our articles of incorporation also provide that the shareholders may not adopt, amend, alter or repeal the bylaws except by the affirmative vote of the holders of at least two-thirds of the votes entitled to be cast on the matter at any annual or special meeting of the shareholders.

     Dividends. Subject to the rights of any holders of preferred stock, any applicable restrictions on the payment of dividends and the requirements of applicable law, our board of directors may declare dividends on the common stock from time to time, in which the holders of the common stock will share ratably.

     Liquidation and Dissolution. Subject to the rights of any holders of preferred stock, if Apogent is liquidated or dissolved, the holders of the common stock will be entitled to share in the assets available for distribution to shareholders in proportion to the amount of common stock they own. The amount available for common shareholders is calculated after the payment of liabilities.

     Assessability. When the corporation has received the consideration for which the board of directors authorized the issuance of shares, the shares issued for that consideration are fully paid and nonassessable. However, shareholders are subject to personal liability under Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as judicially interpreted, for debts owing to employees for services performed for the corporation, but not exceeding six months' service in any one case.

     Other Rights.  Holders of the common stock, as such, have no right to:

     .    convert the stock into any other security;

     .    have the stock redeemed; or

     . purchase additional stock or maintain their proportionate ownership interest.

     Transfer Agent and Registrar. EquiServe Trust Company, N.A. is the transfer agent and registrar for the common stock.

RIGHTS ASSOCIATED WITH THE COMMON STOCK

     As of December 12, 2000, our board of directors declared a dividend of one preferred stock purchase right for each outstanding share of common stock. Each right entitles the registered holder to purchase from us one one-hundredth of one share (a "Unit") of Series A Preferred Stock, par value $0.01 per share (the "Series A Preferred Stock") at a purchase price of $140 per Unit,

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subject to adjustment. The description and terms of the rights are set forth in a rights agreement between Apogent and EquiServe Trust Company, N.A. (formerly Fleet National Bank), as rights agent.

     As with most shareholder rights agreements, the terms of our rights agreement are complex and not easily summarized, particularly as they relate to the acquisition of our common stock and the exercisability of the rights. This summary may not contain all of the information that is important to you. Accordingly, if you want more complete information, you should read the rights agreement in its entirety.

     The rights are attached to all common stock certificates representing outstanding shares, and no separate rights certificates have been distributed. The rights will separate from the common stock and be represented by separate certificates approximately 10 business days after someone acquires or commences a tender offer for 15% or more of our outstanding common stock.

     After the rights separate from the common stock, certificates representing the rights will be mailed to record holders of the common stock. Once distributed, the rights certificates alone will represent the rights.

     All shares of common stock issued prior to the date the rights separate from the common stock will be issued with the rights attached. The rights are not exercisable until the date the rights separate from the common stock. The rights will expire on December 12, 2010, unless earlier redeemed or exchanged by Apogent.

     The Series A Preferred Stock. Because of the nature of the dividend, liquidation and voting rights of the Series A Preferred Stock, the value of one one-hundredth share interest in a share of Series A Preferred Stock purchasable upon exercise of each right should approximate the value of one share of our common stock. Each preferred share will be entitled to a minimum preferential quarterly dividend payment of $1 per share and an aggregate dividend of 100 times the dividend declared per share of Apogent common stock. If there is a liquidation of Apogent, the holders of the Series A Preferred Stock will be entitled to a minimum preferential liquidation payment of $100 per share. Each preferred share will have 100 votes and will vote together with the Apogent common stock, except as otherwise provided in the rights agreement or by law. If there is any merger, consolidation or other transaction in which shares of Apogent common stock are exchanged, each share of Series A Preferred Stock will be entitled to receive 100 times the amount received per share of Apogent common stock. These rights are protected by customary anti-dilution provisions.

     Triggering Events. If an acquiror obtains or has the right to obtain 15% or more of the outstanding shares of our common stock, except in connection with an offer for all outstanding shares of common stock which our independent directors determine to be fair and not inadequate and otherwise in the best interests of Apogent and its shareholders, after receiving advice from one or more investment banking firms (a "qualified offer"), then each right will entitle the holder to purchase a number of shares of Apogent common stock with a then current market value of $280 for $140, unless this amount is adjusted (in other words, having a value equal to two times the exercise price of the right).

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     Each right will entitle the holder to purchase a number of shares of common stock of the acquiror having a then current market value of twice the exercise price of the right if the acquiror obtains 15% or more of our outstanding common stock, and any of the following occurs:

     . Apogent merges into another entity (other than an entity which acquired the shares pursuant to a qualified offer);

     .    an acquiring entity merges into Apogent; or

     .    Apogent sells more than 50% of its assets, cash flow or earning power.

     Under our rights agreement, any rights that are or were owned by an acquiror of more than 15% of our outstanding stock will be void.

     After an acquiror obtains 15% or more, but less than 50%, of our outstanding common stock, our board of directors may, at its option, exchange all or part of the then outstanding and exercisable rights for shares of common stock or Series A Preferred Stock. If our board exercises this option, the exchange ratio will be one share of common stock or one one-hundredth shares of Series A Preferred Stock per right, adjusted to reflect any stock split, stock dividend or similar transaction.

     Redemption Provisions. Our board of directors may, at its option, redeem all of the outstanding rights at any time prior to 10 business days following the acquisition by any person of 15% or more of the outstanding shares of our common stock, at a redemption price of $.01 per right (subject to adjustment in some circumstances). The right to exercise the rights will terminate when our board of directors orders the redemption of the rights, and then the only right of the holders of the rights will be to receive the redemption price.

     Other Matters. Holders of rights have no rights as shareholders, including the right to vote or receive dividends, simply by virtue of holding the rights.

     The rights agreement may be amended by our board of directors without the approval of the holders of the rights prior to the date the rights separate from the common stock. However, after that date, the rights agreement may not be amended in any manner that would adversely affect the interests of the holders of the rights, excluding the interest of any acquiror. No amendment may be made at a time when the rights are not redeemable.

     The rights may have anti-takeover effects. The rights may cause substantial dilution to a person or group that attempts to acquire Apogent without conditioning the offer on redemption of the rights or on a substantial number of the rights being acquired. The rights should not affect any potential acquiror willing to make an offer for all of the outstanding common stock at a price that is fair and not inadequate and otherwise in the best interest of Apogent and its shareholders. The rights also should not interfere with any merger or other business combination approved by our board of directors since our board may, at its option, at any time until 10 business days following

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the date a shareholder acquires 15% or more of our common stock, redeem all the rights as described above. In addition, the rights should not interfere with a proxy contest.

ANTI-TAKEOVER EFFECTS OF OUR ARTICLES OF INCORPORATION AND BYLAWS

     Our articles of incorporation and bylaws contain provisions that could make it more difficult to acquire Apogent by means of a tender offer, proxy contest or otherwise. The description set forth below is intended as a summary only. For complete information you should read our articles of incorporation and bylaws.

     Classified Board of Directors; Number of Directors. Our articles of incorporation divide the board of directors into three classes. Each class is to consist as nearly as possible of one-third of the directors. Each director serves for a term of three years and until his or her successor is elected and qualified. Under the articles of incorporation, the number of directors constituting the entire board will be fixed from time to time by the board of directors, but the number cannot be less than six or more than twelve (plus such number as may be elected pursuant to the terms of any outstanding preferred stock).

     Removal of Directors by Shareholders; Filling Vacancies. Our articles of incorporation provide that directors may be removed by the shareholders, but only for cause and only by the affirmative vote of a majority of the votes then entitled to be cast in an election of directors. The board of directors, acting by a majority vote of the directors then in office, may fill any newly created directorships or vacancies on the board of directors.

     Special Meetings. Our articles of incorporation and bylaws provide that special meetings of shareholders may be called by our chairman of the board or by a majority of the directors and shall be called if and as required by the Wisconsin Business Corporation Law upon the proper written demand of shareholders representing at least 10% of all the votes entitled to be cast on any issue proposed to be considered at the meeting. Any such demand must contain a description of the specific purpose or purposes for which the special meeting is to be held.

     Amendment of Bylaws. Our articles of incorporation provide that the board of directors is authorized to amend our bylaws, subject to the right of shareholders to amend them, but require the affirmative vote of the holders of at least two-thirds of the votes entitled to be cast by the outstanding shares entitled to vote thereon for shareholders to amend the bylaws.

     Shareholder Vote Required to Amend Certain Provisions of the Articles of Incorporation. Our articles of incorporation provide that the affirmative vote of at least two-thirds of the votes entitled to be cast by the outstanding shares entitled to vote thereon is required to amend the provisions of the articles of incorporation referred to above relating to:

     .    the powers, number and classification of directors;

     .    the call of special meetings;

     .    the amendment of the bylaws; and

     .    the super-majority voting requirements.

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     Advance Notice Requirements for Shareholder Proposals and Director
Nominees. Our bylaws require advance notice with regard to business proposed to be submitted by a shareholder at any annual or special meeting of our shareholders, including the nomination of candidates for election as directors. Notice of proposed shareholder business must be timely given in writing to our corporate secretary prior to the meeting. To be timely, notice must be received at our principal executive offices within the time frames specified in our bylaws. The notice must also contain certain information specified in our bylaws, including, with respect to a director nomination, the written consent of the nominee to serve as a director if elected. The chairperson of a meeting of shareholders may refuse to acknowledge a nomination or any business proposed to be brought before the meeting without compliance with the procedures set forth in our bylaws.

CERTAIN STATUTORY PROVISIONS

     Wisconsin law, under which we are incorporated, contains certain provisions that may be important when considering the rights of holders of our capital stock. The description set forth below is intended as a summary only. For complete information you should review the applicable provisions of the Wisconsin Business Corporation Law.

     Control Share Acquisitions. Wisconsin law provides that, unless a corporation's articles of incorporation provide otherwise (which ours do not), the voting power of shares of a "resident domestic corporation" held by any person (including two or more persons acting as a group) in excess of 20% of the voting power in the election of directors is limited (in voting on any matter) to 10% of the full voting power of those shares. Under the present circumstances, whether Apogent will qualify as a "resident domestic corporation" will depend upon whether more than 10% of the holders of record of its shares are Wisconsin residents, or whether more than 10% of its shares are held of record by Wisconsin residents at the time the issue arises. It is not clear whether Apogent would qualify as a "resident domestic corporation" if the issue arose as of the date of this report on Form 8-K. Even if we are a resident domestic corporation under the statute, this restriction does not apply to shares acquired directly from us, or in certain specified transactions, or incident to a transaction in which our shareholders have approved restoration of the full voting power of the otherwise restricted shares.

     Anti-Greenmail Provisions. Wisconsin law restricts the ability of a resident domestic corporation to repurchase voting shares at above market value from certain large shareholders, absent approval from the shareholders as a whole, unless an identical or better offer to purchase is made to all owners of voting shares and securities which may be converted into voting shares. These provisions apply during a takeover offer to purchases of more than 5% of the corporation's shares from a person or group that holds more than 3% of the corporation's voting shares and has held the shares for less than two years.

     Wisconsin law also provides that shareholder approval is required for a resident domestic corporation, during a takeover offer, to sell or option assets of the corporation which amount to at least 10% of the market value of the corporation, unless the corporation has at least three independent directors (directors who are not officers or employees) and a majority of the independent directors vote not to have this provision apply to the corporation.

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As noted above, it is not clear whether Apogent would qualify as a resident domestic corporation for purposes of this statute if the issue arose as of the date of this report.

     Fair Price Provisions. Wisconsin law provides that in addition to any approval otherwise required, certain mergers, share exchanges or sales, leases, exchanges or other dispositions involving a resident domestic corporation and any significant shareholder are subject to a supermajority vote of shareholders unless certain fair price standards have been met. For this purpose, a significant shareholder is defined as either a 10% shareholder or an affiliate of the resident domestic corporation who was a 10% shareholder at any time within the preceding two years. The super-majority vote that is required by the statute consists of:

     .    approval of 80% of the total voting power of the corporation, and

     . approval of at least 66 2/3% of the voting power not beneficially owned by the significant shareholder or its affiliates or associates.

     However, a supermajority vote is not required if the following "fair price" standards are satisfied:

     . the consideration is in cash or in the form of consideration used to acquire the greatest number of shares, and

     .    the amount of the consideration equals the greater of:

          . the highest price paid by the significant shareholder within the prior two-year period;

          . in the case of a tender offer, the market value of the shares on the date the significant shareholder commences the tender offer; or

          . the highest liquidation or dissolution distribution to which the shareholders would be entitled.

As noted above, it is not clear whether Apogent would qualify as a resident domestic corporation for purposes of this statute if the issue arose as of the date of this report.

     Business combination provisions. Wisconsin law restricts resident domestic corporations from engaging in specified business combinations involving an "interested stockholder" or an affiliate or associate of an interested stockholder. For this purpose, an interested stockholder is a shareholder who beneficially owns at least 10% of the voting power of the outstanding stock of the resident domestic corporation, or is an affiliate or associate of the resident domestic corporation and beneficially owned at least 10% of the voting power of the then outstanding stock within the preceding three years. The specified business combinations include:

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     .    a merger or statutory share exchange;

     . a sale or other disposition of assets having a market value equal to at least 5% of the market value of the assets or outstanding stock of the corporation or representing at least 10% of its earning power or income;

     . the issuance or transfer of stock or rights to purchase stock with a market value equal to at least 5% of the outstanding stock;

     .    the adoption of a plan or proposal for liquidation or dissolution;

     . receipt by the interested stockholder or the interested stockholder's affiliates or associates of a disproportionate direct or indirect benefit or a loan of other financial benefit provided by or through the resident domestic corporation or its subsidiaries; or

     . certain other transactions that have the direct or indirect effect of materially increasing the proportionate share of voting stock beneficially owned by the interested stockholder or the interested stockholder's affiliates or associates.

     For a period of three years following the date that the interested stockholder becomes an interested stockholder, the resident domestic corporation is prohibited from engaging in any of the specified transactions with an interested stockholder unless the specified transaction or the purchase of stock by the interested stockholder is approved by the board of directors of the resident domestic corporation before the share acquisition date. Following the three year period, a specified transaction is permitted only if:

     . the acquisition of shares by the interested stockholder was approved by the board of directors of the resident domestic corporation before the share acquisition date;

     . the specified transaction is approved by a majority of the voting stock of the resident domestic corporation that is not owned by the interested stockholder; or

     . the consideration to be received by the corporation's shareholders satisfies the "fair price" provisions of the statute as to form and amount.

As noted above, it is not clear whether Apogent would qualify as a resident domestic corporation for purposes of this statute if the issue arose as of the date of this report.

     A Wisconsin corporation that is otherwise subject to certain of the statutes described above may preclude their applicability by an election to that effect in its articles of incorporation approved by the shareholders. Conversely, a Wisconsin corporation that is otherwise not subject to certain of those statutes may choose to make such provisions applicable to it by an election to that effect in its articles of incorporation approved by the shareholders. Apogent's articles of incorporation do not contain any such elections.

                                  * * * * * *

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     The foregoing summary is not a complete description of the applicable provisions of our articles of incorporation or bylaws, of our rights agreement, or of applicable statutory or other law. This summary is qualified in its entirety by reference to those documents and provisions.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits:

     See the Exhibit Index following the Signature page of this report, which is incorporated herein by reference.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 15, 2001           APOGENT TECHNOLOGIES INC.

                                   By: /s/ Jeffrey C. Leathe
                                       ---------------------------------
                                       Jeffrey C. Leathe
                                       Executive Vice President - Finance,
                                       Chief Financial Officer & Treasurer

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                           APOGENT TECHNOLOGIES INC.
                              (THE "REGISTRANT")
                         (COMMISSION FILE NO. 1-11091)

                                 EXHIBIT INDEX
                                      TO
                            FORM 8-K CURRENT REPORT
                            DATED NOVEMBER 15, 2001



EXHIBIT
NUMBER         DESCRIPTION                                 INCORPORATED HEREIN BY REFERENCE TO
-------        -----------                                 -----------------------------------
     3.1(a)                                                Exhibit 3.1 to the Registrant's Quarterly
               Restated Articles of                        Report on Form 10-Q for the quarter ended
               Incorporation of the Registrant             December 31, 2000.

     3.1(b)    Articles of Amendment                       Exhibit 3.1(b) to the Registrant's Annual
               containing Certificate of                   Report on Form 10-K for the fiscal year ended
               Designation, Preferences and                September 30, 2000
               Rights of Series A Preferred
               Stock

     3.2       Bylaws of the Registrant                    Exhibit 3.2 to the Registrant's Quarterly
                                                           Report on Form 10-Q for the quarter ended
                                                           December 31, 2000.

     4.1       Rights Agreement, dated as of               Exhibit 1 to the Registrant's Registration
               December 11, 2000                           Statement on Form 8-A dated December 11, 2000

    10         Form of Director and Officer                Filed herewith
               Indemnification Agreement

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